UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2021

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 Arizona Avenue, Santa Monica, California	90401
(Address of principal Executive offices)	(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
On May 17, 2021, ZipRecruiter, Inc. (“ZipRecruiter” or the "Company") held a conference call regarding its financial results for the quarter ended March 31, 2021 and financial outlook (the “Earnings Call”). ZipRecruiter also issued a press release announcing its financial results for the quarter ended March 31, 2021 and financial outlook (the “Press Release”) and a letter to shareholders announcing its financial results for the quarter ended March 31, 2021 and financial outlook (the “Shareholder Letter”). A copy of the Press Release, the Shareholder Letter, a transcript of the Earnings Call are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ZipRecruiter is making reference to non-GAAP financial information in both the Shareholder Letter and the Earnings Call. A reconciliation of GAAP to non-GAAP results is provided in the Shareholder Letter and the Earnings Call and is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Item 5.03    Amendments to Articles of Incorporation or Bylaws.
Amendment and Restatement of Certificate of Incorporation
On May 14, 2021, ZipRecruiter filed a its Sixth Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware following the effectiveness of the Company’s Registration Statement on Form S-1, as amended (File No. 333- 255488) (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s board of directors and stockholders previously approved the Restated Certificate to become effective immediately after the effectiveness of the Registration Statement. A description of certain provisions of the Restated Certificate is set forth in the prospectus contained in the Registration Statement in the section titled “Description of Capital Stock” and will be set forth under the same section in the final prospectus to be filed with the SEC on or about May 26, 2021, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement (the “Prospectus”).
Amendment and Restatement of Bylaws
Effective as May 14, 2021, ZipRecruiter adopted amended and restated bylaws (the “Restated Bylaws”) following the effectiveness of the Registration Statement. ZipRecruiter’s board of directors and stockholders previously approved the Restated Bylaws to become effective immediately after the effectiveness of the Registration Statement. A description of certain provisions of the Restated Bylaws is set forth in the prospectus contained in the Registration Statement in the section titled “Description of Capital Stock” and will be set forth under the same section in the Prospectus.
The foregoing descriptions of the Restated Certificate and Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Certificate and the Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference herein.

Item 7.01    Regulation FD Disclosure.
ZipRecruiter announces material information to its investors using filings with the SEC, the Company’s Investor Relations page on its website at www.ziprecruiter.com, press releases, public conference calls, public webcasts, its Twitter feed (@ZipRecruiter), its Facebook page, and its LinkedIn page. Therefore, ZipRecruiter encourages investors, the media and others interested in the Company to review the information it makes public in these channels, as such information could be deemed to be material information.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

3.1	Sixth Amended and Restated Certificate of Incorporation.
3.2	Restated Bylaws.
99.1	Press Release, dated May 17, 2021.
99.2	Shareholder Letter, dated May 17, 2021.
99.3	Transcript of Earnings Call held on May 17, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: May 17, 2021	By:	/s/ David Travers
David Travers
Chief Financial Officer